STANDARD FORM



                          MULTI-TENANT INDUSTRIAL LEASE
                                      (NET)




LANDLORD:           Hopkins Brothers
                    a California general partnership


TENANT:             VidaMed, Inc., a Delaware Corporation




PROJECT:            46107 Landing Parkway


CITY, STATE:        Fremont, California


DATE:               April 3, 1997

                   STANDARD FORM MULTI-TENANT INDUSTRIAL LEASE
                                      (NET)

         TABLE OF CONTENTS

1. Basic Lease Terms ......................................................    2
2. Premises ...............................................................    3
3. Lease Term .............................................................    3
4. Possession .............................................................    3
5. Rent ...................................................................    4
6. Additional Rent ........................................................    4
7. Prepaid Rent ...........................................................    6
8. Security Deposit .......................................................    6
9. Use of Premises and Project Facilities .................................    7
10. Surrender of Premises; Holding Over ...................................    7
11. Signage ...............................................................    7
12. Personal Property Taxes ...............................................    8
13. Parking ...............................................................    8
14. Utilities .............................................................    8
15. Maintenance ...........................................................    8
16. Alterations ...........................................................    8
17. Release and Indemnity .................................................    9
18. Insurance .............................................................    9
19. Destruction ...........................................................   10
20. Condemnation ..........................................................   11
21. Assignment or Sublease ................................................   11
22. Default ...............................................................   12
23. Landlord's Remedies ...................................................   13
24. Default by Landlord ...................................................   13
25. Entry of Premises and Performance by Tenant ...........................   13
26. Subordination .........................................................   14
27. Notice ................................................................   14
28. Waiver ................................................................   14
29. Limitation of Liability ...............................................   14
30. Force Majeure .........................................................   15
31. Professional Fees .....................................................   15
32. Examination of Lease ..................................................   15
33. Estoppel Certificate ..................................................   15
34. Rules and Regulations .................................................   16
35. Liens .................................................................   16
36. Miscellaneous Provisions ..............................................   16

EXHIBITS
A. Building Floor Plan Showing Premises ...................................   18
B. Project Site Plan ......................................................   19
C. Work Letter Agreement ..................................................   20
D. Notice of Lease Term Dates .............................................   21
E. Tenant Estoppel Certificate ............................................   22
F. Rules and Regulations ..................................................   23
G. Project Signage Criteria ...............................................   25
H. Hazardous Materials Addendum ...........................................   26
I. Hazardous Materials Questionnaire ......................................   28
J. Early Entry ............................................................   31

RIDERS
ONE   Option to Renew .....................................................   32
TWO   Right of First Offer ................................................   33

                                       2
December 16, 1995

                            STANDARD INDUSTRIAL LEASE
                                      (NET)

1. BASIC LEASE TERMS.

   a. DATE OF LEASE EXECUTION: April 3, 1997

   b. TENANT: VidaMed, Inc., a Delaware Corporation
      Trade Name: VidaMed, Inc.
      Address  (Leased  Premises):  46107  Landing Parkway,  Fremont, California
      94538

   c. LANDLORD: Hopkins Brothers, a California general partnership
      Notice Address:  SARES REGIS Group, 18802 Bardeen,  Irvine, Ca 92715 Attn:
      Vince Ciavarella
      Copy To: SARES REGIS Group of Northern California, 2815 Whipple Road, Union City, CA 94587

   d. TENANT'S PERMITTED USE OF PREMISES: Sales, storage, distribution, offices, marketing, prototype machine shop, research, development, and manufacture of medical devices.

   e. PREMISES: Those Certain Premises Defined in PARAGRAPH 2 Below.

   f. PREMISES AREA: Approximately 35,136 Rentable Square Feet

   g. PROJECT AREA: Approximately 46,944 Rentable Square Feet

   h. PREMISES PERCENT OF PROJECT: 74.85% on a Rentable Square Foot Basis

   i. TERM: Commencement Date: May 1, 1997 Expiration Date: May 31, 2002 Number of Months 61

   j. MONTHLY BASIC RENT: See Rent schedule below in Paragraph 1(l).

   k. ANNUAL BASIC RENT: See Rent schedule below in Paragraph 1(l).

   l. RENT SCHEDULE AND ADJUSTMENTS:

          May  1, 1997 - May 31, 1997:  $  0.00 per month
          June 1, 1997 - May 31, 1998:  $ 32,325.00 per month  (Annual Basic Rent = $ 387,900.00)
          June 1, 1998 - May 31, 1999:  $ 33,379.00 per month  (Annual Basic Rent = $ 400,548.00)
          June 1, 1999 - May 31, 2000:  $ 34,433.00 per month  (Annual Basic Rent = $ 413,196.00)
          June 1, 2000 - May 31, 2001:  $ 35,487.00 per month  (Annual Basic Rent = $ 425,844.00)
          June 1, 2001 - May 31, 2002:  $ 36,541.00 per month  (Annual Basic Rent = $ 438,492.00)


   m. TENANT ANNUAL EXPENSES: See Paragraph 6.

   n. PREPAID RENT (for second month of term): $38,715.00 ($32,325.00, plus additional rent of $6,390.00.)

   o. TOTAL SECURITY DEPOSIT: $43,310.00, including a $ 500.00 non-refundable cleaning fee.

   p. BROKER(S): Cornish & Carey representing Tenant and CPS representing Landlord.

   q. GUARANTOR(S): NONE

   r. TENANT IMPROVEMENTS:
      All work performed by Landlord to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit C.

   s. TENANT IMPROVEMENT ALLOWANCE: NONE.

   t. PARKING:
      Not more than 134 (3.8/1000) unreserved vehicle parking spaces, which includes Tenant's prorata share of visitor parking spaces for the building.

   u. ADDITIONAL SECTIONS:
      Additional sections of this Lease, contained in the "Addendum to the Lease", numbered 36 through n/a are attached hereto and made a part hereof. If none, so state in the following space NONE.

   v. RIDERS: Rider numbered 1 through 2 is attached hereto and made a part hereof.

   w. EXHIBITS: Exhibits lettered A through J are attached hereto and made a part hereof.

      This Paragraph 1 represents a summary of the basic terms of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

          TENANT INITIAL__________      LAND LORD INITIAL______________

                                        3
December 16, 1995

2. PREMISES.

    (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises referenced in Paragraph 1 and outlined in Exhibit A (the "Premises"), located in the building (the "Building") which is part of the project described on Exhibit B (the "Project"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Paragraph 1 if the Project size is increased through the development of additional property or decreased through the sale or other transfer of a portion of the Project. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to perform pursuant to the provisions of this Lease. Notwithstanding the foregoing to the contrary, Landlord will deliver the
Premises and the Project, including the parking lot, in good condition and repair and, as of the Commencement Date of the Lease, the electrical, mechanical, HVAC, plumbing, fire safety, and roof serving the Premises and Building will be in good condition and repair. Landlord shall be responsible for correcting any of the foregoing, provided such repair is not required, caused by or created by Tenant or Alterations by Tenant. As of the Commencement Date of the Lease, and to the best of Landlord's actual knowledge, and without duty of investigation, the Premises are in compliance with building codes and regulations.

    (b) The parties agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

    (c) The term "Rentable Square Feet" as used in this Lease shall include a portion of the total square feet contained in any lobby or building common areas of the Building, such portion to approximate Tenant's Percentage (as shown in Subparagraph 1(h)) of said total square feet. Such portion shall be determined by Landlord by measuring the area within the bounds of the outside surface of the glass or outer wall of the Building and the midpoint of all partitions separating the Premises from the building core, adjoining tenant space and public corridors and other "Common Areas" as defined in this Lease. No deductions shall be made for space occupied by structural or functional columns or other projections. For purposes of establishing the initial Tenant's Percentage, Annual Expense Allowance and Annual Basic Rent as shown in Paragraph 1 of this Lease, the number of Rentable Square Feet of the Premises is deemed to be as set forth in Subparagraph 1(f) and the number of Rentable Square Feet of the Project is deemed to be set forth in Subparagraph 1(g).

    (d) Landlord reserves the right from time to time without unreasonable interference with Tenant's use of the Premises to do and perform such acts and make such changes in, to or with respect to the common areas within the Project which are intended for the non-exclusive use of the tenants of the Project ("Common Areas"), the Building or the Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate. Except for governmental, CC&R or other applicable agency requirement, the Landlord shall not unreasonably reduce the number of parking spaces available to Tenant.

3. LEASE TERM.

    The term of this Lease shall be for the period designated in Subparagraph 1(i) commencing on the Commencement Date, and ending on the Expiration Date as set forth in said Subparagraph 1(i), unless the term hereby demised shall be sooner terminated as herein provided ("Term"). Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the Term of this Lease shall be measured from the first day of the month following the month in which the Commencement Date occurs.

4. POSSESSION.

    (a) Delivery of Possession. Landlord agrees to deliver possession of the Premises to Tenant upon the substantial completion of the Tenant Improvements as determined by Landlord's architect or space planner in accordance with the terms of this Lease and the Work Letter Agreement attached hereto as Exhibit C. Notwithstanding the foregoing, Landlord shall not be obligated to deliver Early Entry of the Premises to Tenant when until Landlord has received from Tenant all of the following: (i) the Security Deposit and the first monthly installment of Annual Basic Rent; (ii) executed copies of policies of insurance or certificates thereof as required under Paragraph 18 of this Lease; (iii) copies of all governmental permits and authorizations required in connection with Tenant's operation of its business upon the Premises; and (iv) an executed original of the Hazardous Materials Questionnaire in the form attached hereto as Exhibit I. Tenant shall not interfere with Landlord's work hereunder.

    (b) Late Delivery. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Commencement Date specified in Subparagraph 1(i), this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. As the Tenant's sole remedy, the Commencement Date and the Expiration Date of the Term shall be extended one (1) day for each day Landlord delays in delivering possession of the Premises to Tenant, and all Monthly Basic Rent and additional rent shall be abated during such delay. If the Premises are delivered such that the commencement date is not the first day of the calendar month, then the term of this Lease shall be for the term specified in 1(l), plus any partial month at the beginning of the Term. The Monthly Basic Rent shall be prorated for any partial month. If the Landlord cannot deliver the Premises within 120 days from the date of full execution of the Lease, the Tenant may cancel the Lease upon 3 days written notice to Landlord.

                                       4
December 16, 1995

    (c) Condition of Premises. Prior to the Commencement Date and in accordance with the Work Schedule to be prepared by Landlord and Tenant pursuant to the Work Letter Agreement attached hereto as Exhibit C, Landlord and Tenant shall jointly conduct a walk-through inspection of the Premises and shall jointly prepare a list (the "Punch-List") of items needing additional work; provided, however, the Punch-List shall be limited to items required to be installed by Landlord under the Work Letter Agreement and the Punch-List will not include any items of damage to the Premises caused by Tenant's move-in or early entry, if permitted. Damage caused by Tenant will be corrected or repaired by Landlord, at Tenant's expense. Other than the items specified in the Punch-List, by taking possession of the Premises, Tenant will be deemed to have accepted the Premises and the Building in their condition on the date of delivery of possession and to have acknowledged that Landlord has installed the Tenant Improvements as required by the Work Letter Agreement and that there are no additional items needing work or repair. Landlord shall cause all items set forth in the Punch-List (including those items set forth in 2.(a) above) to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as reasonably practicable after the preparation of the Punch-List. Except as set forth in the Lease, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Project or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business. Without limiting the foregoing, if the Building is newly constructed or renovated, Tenant's execution of the Notice attached hereto as Exhibit D shall constitute a specific acknowledgment and acceptance of the various start-up inconveniences that may be associated with the use of the Project and the Common Areas such as certain construction obstacles including scaffolding, uneven air conditioning services and other typical conditions incident to recently constructed or renovated buildings.

5. RENT.

    (a) Basic Rent. Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the Annual Basic Rent designated in Subparagraphs 1(k) and 1(l) (adjusted as hereinafter provided) in twelve (12) equal monthly installments as designated in Subparagraph 1(j) and 1(l), each in advance on the first day of each and every calendar month during the Term, except that one month's rent shall be paid upon the execution of this Lease. If the Term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the rent for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty days (30), and such rent shall be paid at the commencement of such period. In addition to the Annual Basic Rent, Tenant agrees to pay additional rent as provided in Paragraph 6 and the amount of all rental adjustments as and when hereinafter provided in this Lease. The Annual Basic Rent, any additional rent payable pursuant to the provisions of this Lease, and any rental adjustments shall be paid to Landlord, without any prior demand therefor, and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Subparagraph 1(c) or to such other person or at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, insurance, repairs, and parking, if any, shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced. Annual Basic Rent and monthly Rent shall be adjusted as provided in Subparagraph 1(l).

(b) Late Payments.
    Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any rent or other sum due from Tenant is not received within ten (10) days after such payment is due, Tenant shall pay to Landlord upon demand, an additional sum equal to ten percent (10%) of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment. Additionally, all such delinquent rent or other sums, plus this late charge, shall bear interest at the then maximum lawful rate permitted to be charged by Landlord. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00.

                                                       TENANT  INTIALS _________


    (d) Step Increase. If Subparagraph 1(l) so indicates, Annual Basic Rent and monthly Rent shall be increased periodically to the amounts and at the times set forth in Subparagraph 1(l).

6. ADDITIONAL RENT.

    In addition to Annual Basic Rent, Tenant shall pay to Landlord additional rent in accordance with the terms of this Paragraph 6, commencing with Tenant's entry onto the Premises. The purpose of this Paragraph 6 is to

                                       5
December 16, 1995
ensure that Tenant bears a share of all Expenses related to the use, maintenance, repair or replacement, and insurance of the Project including, without limitation, all assessments which are levied against the Project and/or the Building pursuant to any covenants, conditions and restrictions which may now or hereafter encumber the Project or any portion thereof which includes the Building including any and all amendments made from time to time to such covenants, conditions and restrictions (collectively, "CC&Rs"). Accordingly, Tenant shall pay to Landlord additional rent equal to that portion of Tenant's share of Expenses related to the Project as follows:

    (a) Expenses Defined. The term "Expenses" shall mean all costs and expenses of the operation, maintenance, repair or replacement, and insurance of the Project, including without limitation, the following costs:

    1. All supplies, materials, labor, equipment, and utilities used in or related to the operation and maintenance of the Project;

    2. All maintenance, replacement and repair costs (not including the structural portions of the concrete floor or exterior walls) relating to the areas within or around the Project, including, without limitation, air conditioning systems (unless same are maintained by tenant(s)), sidewalks, landscaping, service areas, driveways, parking areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories, repairing and replacing roofs, walls, etc., janitorial, insurance, and service agreement costs related to the Project;

    3. Amortization (along with reasonable financing charges, not to exceed 12% per annum) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project (provided, however, that the amount of such amortization for improvements not mandated by government authority shall not exceed in any year the amount of costs reasonably determined by Landlord in its sole discretion to have been saved by the expenditure either through the reduction or minimization of increases which would have otherwise occurred). For any single repair or replacement which a) is in excess of $20,000.00, and b) would normally be considered a capital improvement under generally accepted accounting principles, the Landlord shall amortize the repair or replacement over the useful life, as reasonably determined by Landlord, and in accordance with this Paragraph; and

    4. A management administration fee in an amount equal to fifteen percent (15%) of the Expenses in items 1, 2 and 3 above;

    5. Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed with respect to any calendar year or part thereof included within the term upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state, federal or any improvement or other district, whether such tax is: (1) determined by the area of the Project or the rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project; (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project; (5) based on any parking spaces or parking facilities provided in the Project; or
(6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants. If assessments are levied against the Project, and if Landlord has the option of paying such assessments in installments, then Tenant's obligation to pay for such assessments during any year of the Term shall not exceed that amount of principal and interest that would have become payable during any such year had Landlord elected to pay such assessments in installments.

    (b) Annual Estimate of Expenses. At the commencement of each calendar year, Landlord shall estimate Tenant's share of Expenses for the coming year based on the Premises Percent of Project set forth in Subparagraph 1(h) or the amended percent of Project pursuant to Paragraph 2(a).

    (c) Monthly Payment of Expenses. Landlord, at its sole discretion, may provide Tenant with an estimate of Expenses for the forthcoming calendar, and Tenant shall pay to Landlord, as additional rent, such estimated excess in monthly installments of one-twelfth (1/12) of such total amount beginning on January 1 of the forthcoming calendar year, and one-twelfth (1/12) of such total amount on the first day of each succeeding calendar month. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's share of Expenses. If the additional rent paid by Tenant under this Subparagraph 6(c) during the preceding calendar year was less than the actual amount of Tenant's share of Expenses, Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within 30 days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease has expired or this Lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have thirty (30) days from receipt of such notice to contest the amount due; failure to so notify Landlord shall represent final determination of Tenant's share of Expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to all present rent due under this Paragraph 5 and 6. In the event that no further Rent is due under the Lease, the Landlord shall refund such overpayment to Tenant. Tenant shall have the right to perform an audit of Landlord's books and records for the purpose of determining the accuracy of Landlord's Expenses. The audit shall: a) be performed at the sole cost and expense

                                       6
December 16, 1995
of Tenant, b) shall be conducted for the immediately preceding calendar year only, c) be performed at the Landlord's office where such records are kept, and
d) be conducted during normal business hours and shall not exceed one (1) business day in length. If such audit reveals that the actual Expenses for any given year were less that the amount that Tenant paid therefor, then Landlord shall pay to Tenant the amount of the overpayment in the manner specified above. If such audit reveals that the actual Expenses for any given year were more than the amount that Tenant paid, then the Tenant shall pay to Landlord the amount of the overpayment within thirty (30) days of such audit.

    (d) Exclusions: Expenses shall not include the following: (I) costs caused by fire or other casualty or condemnation in excess of $50,000.00; (ii) costs for which Landlord has a right of reimbursement from others, (provided, however, that to the extent Landlord does not actually receive reimbursement for such costs, and such costs would otherwise be characterized as Expenses but for the foregoing provisions of this clause (ii), then such costs shall be includable in Expenses); (iii) costs or other disbursements incurred in connection with negotiations or disputes with any other occupant of the Project; (iv) depreciation or other expense reserves not allowable under Expenses; (v) interest, charges and fees incurred on debt, payments on mortgages and rent under ground leases; (vi) unrelated management fees, except as permitted under Expenses; (vii) cost for maintenance, repair or replacement to or for the structural elements of the exterior walls, concrete floor and foundation, except if caused by Tenant.

7. PREPAID RENT.

    Upon execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent set forth in Subparagraph 1(n), and if Tenant is not in default of any provisions of this Lease, such Prepaid Rent shall be applied toward the rent due for the first month of the Term. Landlord's obligations with respect to the Prepaid Rent are those of a debtor and not of a trustee, and Landlord can commingle the Prepaid Rent with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the Prepaid Rent. Landlord shall be entitled to immediately endorse and cash Tenant's Prepaid Rent; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said Prepaid Rent. If Landlord sells the Premises and deposits with the purchaser the Prepaid Rent, Landlord shall be discharged from any further liability with respect to the Prepaid Rent.

8. SECURITY DEPOSIT.

    Upon execution of this Lease, Tenant shall deposit the Security Deposit set forth in Subparagraph 1(o) with Landlord, in part as security for the performance by Tenant of the provisions of this Lease and in part as a cleaning fee. If Tenant is in default, regardless if such default is monetary or non-monetary, Landlord can use the Security Deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord to maintain the Security Deposit in the amount initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire Security Deposit to Tenant except for $500.00 which Landlord shall retain as a non-refundable cleaning fee. Landlord's obligations with respect to the Security Deposit are those of a debtor and not of a trustee, and Landlord can commingle the Security Deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the Security Deposit. Landlord shall be entitled to immediately endorse and cash Tenant's Security Deposit; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said Security Deposit. If Landlord sells the Premises and deposits with the purchaser the then amount of the Security Deposit, Landlord shall be discharged from any further liability with respect to the Security Deposit.

    Within five (5) days following execution of this Lease, but as a condition precedent to Landlord's obligations hereunder, and in addition to the Security Deposit, Tenant shall provide Landlord with an irrevocable Letter of Credit in the principal sum of $225,000 (the "Letter of Credit"). The Letter of Credit shall secure the performance by Tenant of Tenant's obligations under this Lease. The Letter of Credit shall be issued by a financial institution reasonably acceptable to Landlord and shall be on a form and contain such terms that are acceptable to Landlord and its counsel. The Letter of Credit shall provide that Landlord may draw upon the Letter of Credit upon written demand certifying that Tenant is in default of the performance of its obligations under this Lease. The Letter of Credit shall not expire without thirty (30) days' prior written notice to Landlord. Following the expiration of any applicable cure period, the Landlord may draw on the Letter of Credit upon the occurrence of any default by Tenant hereunder, whether monetary or non-monetary, to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default; provided, however, that Landlord shall first have given to Tenant any notices required under Paragraph 22, and Tenant's cure period, if any, shall have expired before Landlord draws on the Letter of Credit. So long as Landlord has not drawn on the Letter of Credit, the principal amount of the Letter of Credit shall be reduced as follows:

               Year 2: $150,000.00 (June 1, 1998)
               Year 3: $ 75,000.00 (June 1, 1999)
               Year 4:        0.00 (June 1, 2000)

    Tenant's failure to renew the Letter of Credit as provided in this Paragraph shall permit Landlord to draw against same. Amounts collected by Landlord under the Letter of Credit shall be applied against the obligation of Tenant with respect to which it is in default with any excess draw returned to the issuing bank, except in connection with a draw on the Letter of Credit due to Tenant's failure to renew the Letter of Credit. In the event that Landlord draws on the Letter of Credit due to Tenant's failure to renew the Letter of Credit, the amount withdrawn shall be held by Landlord as security for Tenant's performance under this Lease, except if Tenant provides a replacement Letter of Credit in the form and amounts required herein, and with any remaining amount thereof returned to Tenant at the expiration of the Lease, pursuant to the provisions of the Security Deposit contained herein.

                                       7
 December 16, 1995

9. USE OF PREMISES AND PROJECT FACILITIES.

    (a) Tenant's Use of the Premises. Tenant shall use the Premises for the use or uses set forth in Subparagraph 1(d) above, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Project.

    (b) Compliance. At Tenant's sole cost and expense, Tenant shall procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises. Tenant shall maintain (except to the extent that Landlord is required to maintain under Paragraph 15 and such maintenance is not as a result of Tenant's specific use of the Premises) the Premises in compliance with any and all CC&Rs and all laws, statutes, zoning restrictions, ordinances or governmental laws, rules, regulations or requirements of any duly constituted public authority having jurisdiction over the Premises now or hereafter in force, the requirements of the Board of Fire Underwriters or any other similar body now or hereafter constituted, or of the Certificate of Occupancy issued for the Building. Tenant shall not use or occupy the Premises in violation of any of the foregoing. Tenant shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any authority having jurisdiction over the Premises, governmental or otherwise, to be a violation of law or of said Certificate of Occupancy. Tenant shall comply with all rules, orders, regulations and requirements of any insurance authority having jurisdiction over the Project or any present or future insurer relating to the Premises or the Project. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for any existing insurance policy or endorsement required by reason of Tenant's failure to comply with the provisions of this Paragraph 9. Tenant shall not do or permit anything to be done in or about the Premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with all restrictive covenants and obligations created by private contracts which affect the use and operation of the Premises, the Common Areas or the Project including, without limitation, the Rules and Regulations referred to in Paragraph 34 and attached hereto as Exhibit F. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance. Further, Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant as to eliminate or minimize such vibration or noise. Tenant shall be responsible for all structural engineering required to determine structural load, as well as the expense thereof.

10. SURRENDER OF PREMISES; HOLDING OVER.

    Upon expiration of the Term of this Lease, Tenant shall surrender to Landlord the Premises and all Tenant Improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Paragraph 16 herein. Tenant shall remove all personal property including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures (if installed by Tenant) and shall, at Landlord's request, perform all restoration made necessary by the removal of any alterations or Tenant's personal property before the expiration of the Term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the Term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storage, removal or disposal of Tenant's personal property, provided Landlord's storage, removal or disposal is in compliance with applicable law.

    If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the Term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on written 30-day notice at any time, by either party. All provisions of this Lease, except those pertaining to term and rent, shall apply to the month-to-month tenancy. Tenant shall pay monthly rent in an amount equal to 150% of Monthly Basic Rent, subject to increases as provided in Subparagraph 5(c), if applicable, for the last full calendar month during the regular Term plus 100% of said last month's estimate of Tenant's share of Expenses pursuant to Paragraph 6, subject to increase as provided therein. If Tenant fails to surrender the Premises after expiration or termination of the Term, Tenant shall indemnify, defend and hold Landlord harmless from all loss or liability, including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises and losses to Landlord due to lost opportunities to lease any portion of the Premises to succeeding tenants, together with, in each case, actual attorneys' fees and costs.

11. SIGNAGE.

    Landlord shall designate the location on the Building and/or the Premises, if any, for one or more exterior Tenant identification sign(s). Tenant shall install and maintain its identification sign(s) consistent with current Tenant signs at the project in such designated location in accordance with this Paragraph 11 and Exhibit G. Tenant shall have no right to install or maintain Tenant identification signs in any other location in, on or about the Premises or the Project and shall not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building, without obtaining the prior written consent of Landlord. The size, design, color and other physical aspects of permitted sign(s) shall be subject to: (i) Landlord's written approval prior to installation, which shall not be unreasonbly withheld,

                                       8
 December 16, 1995

(ii) any covenants,  conditions or restrictions  encumbering  the Premises,  and
(iii) any applicable municipal or governmental permits and approvals. The cost of the sign(s), including the installation, maintenance and removal thereof shall be at Tenant's sole cost and expense. If Tenant fails to install or maintain its sign(s), or if Tenant fails to remove same upon termination of this Lease and repair any damage caused by such removal including, without limitation, repainting the Building (if required by Landlord, in Landlord's sole but reasonable judgment), Landlord may do so at Tenant's expense. Tenant shall reimburse Landlord for all reasonable costs incurred by Landlord to effect such installation, maintenance or removal, which amount shall be deemed additional rent, and shall include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorney's fees with interest thereon at the maximum interest rate permitted by law from the date of Landlord's demand until payment. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

12. PERSONAL PROPERTY TAXES.

    Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.

13. PARKING.

    Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, a non-exclusive license to use vehicle parking spaces as set forth in Subparagraph 1(t) within the designated parking areas in the Project for the use of motor vehicles during the Term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Except for governmental, CC&R or other applicable agency requirement, Landlord shall not unreasonably reduce the number of parking spaces available to Tenant. Overnight parking is prohibited and any vehicle violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

14. UTILITIES.

    Tenant shall pay directly to the utility companies providing such services, the cost of all water, gas, heat, light, power, sewer, electricity, telephone or other service metered, chargeable or provided to the Premises. Landlord reserves the right to install separate meters for any such utility and to charge Tenant for the cost of such installation.

15. MAINTENANCE.

    Landlord shall maintain, in good condition, the structural parts of the Premises, which shall include only the foundations, bearing and exterior walls (excluding glass), subflooring and roof (excluding skylights), the unexposed electrical, plumbing and sewerage systems, including, without limitation, those portions of the systems lying outside the Premises, window frames, gutters and downspouts on the Building, the heating, ventilating and air conditioning system servicing the Premises, the outside areas of the project, including landscaping, sidewalks, service areas, driveways, parking areas, walkways and outside lighting; provided, however, the cost of all such maintenance shall be considered "Expenses" (except for the structural elements of the concrete floor, foundation or exterior walls, unless if caused by Tenant) for purposes of Subparagraph 6(a). Except as provided above, Tenant shall maintain and repair the Premises in good condition, including, without limitation, maintaining and repairing all walls, floors, ceilings, and doors, servicing the Premises, exterior and interior windows and fixtures as well as damage caused by Tenant, its agents, contractors, employees or invitees. In its sole discretion, Landlord reserves the right to require Tenant to contract directly, maintain, repair and service the heating, ventilating and air conditioning equipment. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the Term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds. Except as provided in Paragraph 19, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Project or the Premises. Landlord shall use reasonable good faith efforts to minimize any injury or interference. Tenant hereby waives any and all rights to make repairs at the expense of Landlord under the provisions of Sections 1941 and 1942 of the California Civil Code or any similar statute now or hereafter enacted.

16. ALTERATIONS.

    a) Tenant shall not make any alterations to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent, As of the commencement of this Lease, the Tenant intends to construct a 7,000 - 8,000 square foot, light manufacturing, research and development area within the existing warehouse area of the Premises ("Clean Room"). Provided that the Tenant is in compliance with the provisions herein, and the construction of such Clean Room would not (I) cause Landlord to incur any cost or expense, or (ii) require Landlord to perform any improvements, alterations, or other work to the Premises, the Building, or the Project, then the Landlord shall not unreasonably withhold its consent for the Clean Room. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state

                                        9
December 16, 1995
in which the Premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration of the Term, except that Landlord may, within 30 days before or 30 days after expiration of the Term, elect to require Tenant to remove any alterations which Tenant may have made to the Premises. When submitting the proposed Alteration to the Landlord, the Tenant may request whether or not the Alterations will be required to be removed and the Premises restored at the end of the term or earlier expiration. Such request shall be in writing and the Landlord must be provided with detailed plans and specifications in order to properly evaluate the request. If Landlord so elects, Tenant shall, at its own cost, restore the Premises to the condition designated by Landlord in its election, before the last day of the Term or within 30 days after notice of its election is given, whichever is later. Such restoration shall be performed by Tenant to a similar condition that existed immediately prior to entry into the Premises by Tenant.

    b) Tenant may perform, without Landlord approval, Alterations to the Premises, provided that the following conditions are met: a) the Alterations shall not, collectively, exceed $10,000.00 per calendar year, b) the Alterations shall not penetrate the roof, concrete floor or exterior walls, c) the Alterations shall not be visible from the exterior of the building or affect the exterior in any way, d) the Alterations shall not be structural, e) Alterations to the electrical system shall not affect the main service to the building or require changes to the main service, f) Alterations to the plumbing system shall not affect the system below the concrete floor, g) the Alterations must be performed in a professional and workmanlike manner by a licensed contractor (whose insurance meets the reasonable requirements of Landlord), and h) the Tenant shall notify Landlord, in advance, of the work to be performed. All Alterations, whether or not prior approval is required, are subject to removal and restoration, as stated herein.

    c) Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor reasonably approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord, and in compliance with all applicable laws, statutes and regulations. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.


17. RELEASE AND INDEMNITY.

    As material consideration to Landlord, Tenant agrees that Landlord, its agents, and its employees shall not be liable to Tenant, its agents, employees, sublessees, invitees, licensees and other persons claiming under Tenant for: (i) any damage to any property entrusted to employees of the Project, (ii) loss or damage to any property by theft or otherwise, (iii) consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein; or (iv) any injury or damage to person or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from pipes, appliances or plumbing work therein or from the roof, street, sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defects in the Premises or the Project. Nothing contained herein shall require Tenant to indemnify Landlord for Landlord's sole gross negligence or willful misconduct. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project, and of defects therein or in the fixtures or equipment located therein.

    To the fullest extent permitted by law, Tenant agrees to indemnify, defend ( with counsel reasonably satisfactory to Landlord) and hold harmless Landlord, its agents, successors in interest with respect to the Building and their directors, officers, partners, employees, shareholders, agents and representatives and the directors, officers, partners, employees, shareholders, agents and representatives of the partners of Landlord from (i) all claims, actions, liabilities, and proceedings arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant, its agents, contractors, sublessees, employees or invitees, in or about the Premises, the Building, or the Project and any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant, or of its agents, contractors, sublessees, employees or invitees, and (ii) and all costs, attorneys' fees, expenses and liabilities incurred with respect to any such claims, actions, liabilities, or proceedings, and in the event any actions or proceedings shall be brought against Landlord by reason of any such claims, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably approved in writing by Landlord. Tenant hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after Landlord receives written notice of such, and Tenant hereby waives all its claims in respect thereof against Landlord. Nothing contained herein shall require Tenant to indemnify Landlord for Landlord's sole gross negligence or willful misconduct.

    As used herein, the term "liabilities" shall include all suits, actions, claims and demands and all expenses (including attorneys' fees and costs of defense) incurred in or about any such liability and any action or proceeding brought thereon. If any claim shall be made or any action or proceeding brought against Landlord on the basis of any liability described in this Paragraph, Tenant shall, upon notice from Landlord defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. It is understood that payment shall not be a condition precedent to recovery upon the foregoing indemnity.

18. INSURANCE.

    Tenant, at its cost, shall pay for and keep in full force and effect throughout the Term of this Lease:

                                       10
December 16, 1995

    (a) COMPREHENSIVE GENERAL LIABILITY OR COMMERCIAL GENERAL LIABILITY insurance with respect to the Premises and the operations of or on behalf of Tenant, in, of or about the Premises, including, but not limited to, personal injury, product liability (if applicable), blanket contractual, owner's protective, broad form property damage liability, liquor liability (if applicable) and owned and non-owned automobile liability in amounts not less than $1,000,000 per occurrence on the commencement date of this Lease. The insurance policy or policies shall contain the following provisions: (1) severability of interest, (2) cross liability, (3) an endorsement naming Landlord, Landlord's Mortgagees and any other parties in interest designated by Landlord as additional insureds, (4) an endorsement stating "such insurance as is afforded by this policy for the benefit of the Landlord and any other additional insured shall be primary as respects any liability or claims arising out of the occupancy of the Premises by the Tenant, or Tenant's operations and any insurance carried by Landlord, or any other additional insured shall be non-contributory," (5) with respect to improvements or alterations permitted under this Lease, contingent liability and builder's risk insurance, (6) an endorsement allocating to the Premises the full amount of liability limits required by this Lease, and (7) coverage must be on an "occurrence basis". "Claims-Made" forms are not acceptable.

    (b) WORKERS COMPENSATION COVERAGE as required by law, together with Employers Liability coverage with a limit of not less than $1,000,000.

    (c) TENANT'S PROPERTY INSURANCE: Tenant shall at all times during the Term hereof and at its cost and expense, maintain in effect policies of insurance covering (1) all Tenant Improvements on the Premises installed by Tenant, (2) all personal property of Tenant located in or at the Premises including, but not limited to, fixtures, furnishings, equipment and furniture, in an amount not less than their full replacement value, and (3) loss of income or business interruption insurance covering a period of one (1) year. These policies shall provide protection against any peril included within the classification "All Risk" including, but not limited to, insurance against sprinkler leakage, vandalism and malicious mischief. The proceeds of such insurance shall be used to repair or replace the Tenant Improvements and personal property so insured.

    All policies of insurance required hereunder shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable without unreasonable cost. Landlord and Tenant each hereby waive any rights of recovery against the other for injury or loss to such waiving party or to its property or the property of others under its control, arising from any cause required to be insured against under any policy of insurance required to be carried by such waiving party under this Lease. The foregoing waiver shall be effective whether or not the waiving party shall actually obtain and maintain the insurance which such waiving party is obligated to obtain and maintain under this Lease.

    All insurance required to be provided by Tenant under this Lease: (a) shall be issued by insurance companies authorized to do business in the state in which the Premises are located and holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most recent edition of Best's Insurance Reports; (b) shall contain an endorsement requiring at least 30 days prior written notice to Landlord and Landlord's lender, before cancellation or change in coverage scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within 30 days of execution of this Lease and within thirty (30) days of expiration of each policy. Tenant's failure to provide evidence of such coverage to Landlord shall constitute a default under this Lease. Landlord shall insure the Building (excluding all property which tenants of the Building are obligated to insure) against damage with "All Risk" insurance and public liability insurance, including rental abatement insurance, all in such amounts and with such deductibles as Landlord considers appropriate, in Landlord's reasonable discretion. The Landlord's liability insurance shall be in an amount of not less than $1,000,000.00 per occurance. The cost of any insurance maintained by Landlord hereunder and any other insurance Landlord may elect to obtain for the Project from time to time during the Term (including, without limitation, earthquake and/or flood insurance) shall be included as part of "Expenses" under Subparagraph 6(a). Notwithstanding any contribution by Tenant to the cost of insurance premiums as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

19. DESTRUCTION.

    If during the Term of this Lease, any portion of the Premises, access to the Premises or any part of the Building which is essential to the use of the Premises is damaged or destroyed and such damage or destruction, can, in Landlord's reasonable estimation, be repaired within 180 days following such damage or destruction, this Lease shall remain in full force and effect and Landlord shall promptly commence to repair and restore the damage or destruction to substantially the same condition as existed prior to such damage and shall complete such repair and restoration with due diligence in compliance with all then existing laws. If (1) such damage or destruction cannot, in Landlord's reasonable estimation, be repaired within 180 days following such damage or destruction; or (2) more than forty percent (40%) of the Building is damaged or destroyed (regardless of its impact on the Premises); or (3) any mortgagee of the Building will not allow the application of insurance proceeds to be applied to repair and restoration; or (4) the damage or destruction is not covered in full by Landlord's insurance required by Paragraph 18 (excluding any deductible), or (5) the damage or destruction occurs within the last twelve (12) months of the Term of this Lease or any extension hereof, then Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of the date Landlord learns of the damage. If a) the destruction occurs during the last 12 months of the original term, b) any of the conditions in number 1 through 4 above have been met, and c) the Tenant has not exercised its option to renew, the Tenant may exercise such option within three (3) business days of its receipt of Landlord's notice to terminate. Failure by Tenant to exercise its option to renew will render the option null and void and the Landlord shall have no further obligation to repair and restore. In the event of repair, reconstruction and restoration by

                                       11
December 16, 1995

Landlord as herein provided, the rent payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration; provided that there shall be no abatement of rent if such damage is the result of Tenant's negligence or intentional wrongdoing. Tenant shall not be entitled to any compensation or damages for loss of the use of the whole or any part of the Premises, damage to Tenant's Personal Property and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

    If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only to those portions of the Building and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant. Tenant agrees to coordinate the restoration and repair of those items it is required to restore or repair with Landlord's repair and restoration work and in coordination with a work schedule prepared by Landlord, or Landlord's contractor. Further, Tenant's work shall be performed in accordance with the terms, standards and conditions contained in Paragraph 16 above.

    The  provisions  of California  Civil Code Section  1932,  Subsection 2, and
Section 1933, Subsection 4, and any other similarly enacted statute or court decision relating to the abatement or termination of a lease upon destruction of the leased premises, are hereby waived by Tenant; and the provisions of this Paragraph 19 shall govern in case of such destruction.

20. CONDEMNATION.

    (a) Definitions. The following definitions shall apply: (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" means the date the condemnor has the right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having a power of condemnation.

    (b) Obligations to be Governed by Lease. If during the Term of this Lease there is any taking of all or any part of the Premises or the Project, the rights and obligations of the parties shall be determined pursuant to this Lease.

    (c) Total or Partial Taking. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If any portion of the parking area is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the taking renders the Premises unsuitable for Tenant's continued use. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within 30 days after the nature and extent of the taking have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than 30 days nor later than 90 days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of rentable square feet in the portion of the Premises taken bears to the total number of rentable square feet in the Premises immediately before the date of taking. In the case where a portion of the Premises is taken and the Lease remains in full force and effect, Landlord shall, at its own cost and expense, make all alterations or repairs to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of work done by Landlord in originally constructing the Premises. If any portion of the Building other than the Premises is taken and in Landlord's reasonable opinion the Building should be restored in a manner that materially alters the Premises, or if severance damages from the condemning authority are not available to Landlord in sufficient amounts to permit such restoration, Landlord may terminate this Lease upon written notice to Tenant. Basic Monthly Rent due and payable hereunder shall be temporarily abated during such restoration period in proportion to the degree to which there is material and adverse interference with Tenant's use of the Premises, as reasonably determined by Landlord or Landlord's architect. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure and any present or future law allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Building or Premises.

    If the Premises are totally or partially taken by condemnation, Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of the award without any deduction for any estate or interest of Tenant. Tenant shall be entitled to make a claim to the condemning authority for moving expenses, trade fixtures, business interruption and Tenant's unamortized specialized Tenant Improvements, if the specialized Tenant Improvements were paid for directly by Tenant, and if permitted under California Law.

21. ASSIGNMENT OR SUBLEASE.

    (a). Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent which Landlord shall not unreasonably withhold. Landlord shall be deemed reasonable in withholding its consent

                                       12
December 16, 1995
if it determines in its sole discretion that: (i) the financial net worth of the proposed assignee or sublessee is not equal to or greater than Tenant's financial net worth as of the date of this Lease as increased by the increase in the Consumer Price Index, if any, between the date of this Lease and the date of the assignment or sublease; (ii) the intended use of the Premises by the proposed assignee or sublessee is inconsistent or incompatible or competes with other uses in the Project; (iii) the intended use of the Premises by the proposed assignee or sublessee will require more than insignificant alteration (as defined in Paragraph 16.b of the Lease) of the Premises; (iv) the intended use of the Premises by the proposed assignee or sublessee will constitute a violation of this Lease or any governmental law, rule, ordinance or regulation governing the Premises or would involve the storage, use or keeping of Hazardous Materials (in addition to permitted Hazardous Materials as defined in Exhibit H attached hereto) in, on or about the Premises, the Common Areas or any other portion of the Project. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant or any assignee or sublessee from any obligation under this Lease whether or not accrued.

    (b). If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. The preceding two sentences of this paragraph shall not apply to corporations the stock of which is traded through a public exchange. If Landlord shall consent to any assignment or sublease of this Lease, one-half (1/2) of all sums and other consideration payable to or for the benefit of the Tenant from its assignee or subtenant in excess of the rent payable by Tenant to Landlord under this Lease, or in the case of a sublease, in excess of the rent fairly allocable to such subleased portion as reasonably determined by Landlord, shall be paid to Landlord, as and when such sums are due and payable. Tenant shall be permitted to deduct brokerage commissions (as reasonably determined by local market conditions) actually paid by Tenant and attorney's fees (attorney's fees not to exceed $5,000.00) actually paid by Tenant from the excess paid to Landlord. If Tenant requests Landlord to consent to a proposed assignment or subletting Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord's reasonable attorneys' fees incurred in connection with such request, whichever is greater.

    (c). Notwithstanding the above paragraph, Tenant shall have the right to assign its entire interest under this Lease, and Landlord shall not withhold its consent thereto (provided that all of the conditions set forth in clauses (A) through (B) below shall be met), if such assignment is one of the following "Permitted Transfers": (i) an assignment in connection with the initial public offering of the stock of Tenant; or (ii) an assignment in connection with the non-bankruptcy reorganization or merger of the corporate entity constituting the Tenant under this Lease, where substantially the same shareholders own substantially the same amounts and proportions of stock before and after such reorganization or merger; or (iii) an assignment to a corporation controlling, controlled by or under common control with Tenant, provided that the financial net worth of the new corporation is equal or greater than Tenant at the time of the proposed transfer. However, the foregoing Permitted Transfer shall be exempt from the requirement of Landlord's consent only if all of the following conditions shall be met: (A) there shall be no change in the use or operation of the Premises; and (B) Tenant shall have provided to Landlord all information to allow Landlord to determine, and Landlord shall have determined, that the proposed transfer is a Permitted Transfer which is exempt from the requirement of Landlord's consent. No transfer of the type described in this paragraph, or any other transfer, shall release Tenant from its obligations under this Lease.

    (d). No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) If a writ of attachment or execution is levied on this Lease; or (c) If in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.


22. DEFAULT.

    The occurrence of any of the following shall constitute a default by Tenant:
(a) A failure to pay rent or any other charge when due; (b) Abandonment of the Premises (failure to occupy the Premises for fifteen(15) ten consecutive days shall be deemed an abandonment); (c) The making by Tenant or any guarantor of this Lease ("Guarantor") of any general assignment for the benefit of creditors; the filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or a Guarantor, the same is dismissed within thirty (30) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, or of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, or of substantially all of Guarantor's assets, where possession is not restored to Tenant or such Guarantor, as the case may be, within thirty (30) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within (30) days; or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than

                                       13
December 16, 1995

Tenant except as provided in Paragraph 21 herein; (d) The failure of Tenant to timely comply with the provisions of Paragraph 26 or Paragraph 33 of this Lease regarding, respectively, Subordination and Estoppel Certificates; or (e) The failure to perform any other provision of this Lease within ten (10) days notice from Landlord. If such default under (e) cannot be reasonably completed within such ten (10) day period, then Tenant shall not be in default provided the cure has commenced and the Tenant is diligently pursuing completion.

23. LANDLORD'S REMEDIES.

    Landlord shall have the remedies described in this Paragraph 23 if Tenant is in default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

    Upon any such default, Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant: (1) The worth at the time of award of any unpaid rent which had been earned at the time of termination of Tenant's right to possession; (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after the date of termination of Tenant's right to possession until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (4) Any other amount, including court, attorney and collection costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth", as used for Items (1) and (2) in this Paragraph 23 is to be computed by allowing interest at the lesser of 12% or the maximum rate an individual is permitted to charge by law or 12%, whichever is greater. "The worth" as used for Item (3) in this Paragraph 23 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination plus one percent (1%).

    In the event of any default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises (provided such entry and removal is in accordance with California law); such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant or disposed of in a reasonable manner by Landlord. No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 23 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

24. DEFAULT BY LANDLORD.

    Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises, or the lessor of any underlying or ground lease affecting the Project, in writing specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) forty-five (45) days is required for performance, then Landlord shall not be in default if Landlord commences performance within thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default, except if provided under Tenant's remedies, which shall be limited to any other remedy available at law or in equity. Nothing herein contained shall be interpreted to mean that Tenant is excused from paying rent due hereunder as a result of any default by Landlord.

25. ENTRY OF PREMISES AND PERFORMANCE BY TENANT.

    Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times, upon reasonable advance notice to Tenant (emergencies exempted), for any of the following purposes: (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) To do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform under this Lease; (c) To post "for sale" signs at any time during the Term, to post "for rent" or "for lease" signs during the last 90 days of the Term, or during any period while Tenant is in default; (d) To show the Premises to prospective brokers, agents, buyers, or persons interested in an exchange, at any time during the Term; (e) To repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing reasonably necessary for the safety or preservation of the Premises or the Project; (f) to discharge Tenant's obligations hereunder when Tenant has failed to do so in accordance with the terms of this Lease; or g) to show the Premises to prospective tenants if there are less than 180 days remaining in the term or the Tenant is in default, or as mutually agreed between the parties. Notwithstanding the foregoing, the Landlord shall not be obligated to provide advance notice to Tenant for access to the Premises or the Building for routine maintenance, routine inspections, or daily operations. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry onto the Premises as provided in this Paragraph 25, unless Tenant is materially and adversely affected by Landlord's activities. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Paragraph 25, unless Tenant is materially and adversely affected by Landlord's activities. Landlord shall reasonably attempt to conduct his activities on the Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Tenant shall provide Landlord with a contact person and phone number for access during all normal business hours and for emergency access. If Tenant does not make the Premises available to Landlord for the above purposes during normal business hours (Monday through Friday, 9 a.m. to 5 p.m.) Landlord shall

                                       14
December 16, 1995
retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without the prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

    All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense without any abatement of rent. If Tenant shall fail to pay any sum of money, other than Monthly Basic Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord (or such other period as specifically provided herein), Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed in this Lease; provided, however, all sums so paid by Landlord and all necessary incidental costs together with interest thereon at the lesser of 12% or the maximum rate an individual is permitted to charge by law from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to all other rights or remedies of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent. Further, following each fourth consecutive late payment of rent, Landlord shall have the option, upon written notice to Tenant, to require that Tenant increase the amount of the Security Deposit required under Paragraph 8 by one hundred percent (100%), which additional Security Deposit shall be retained by Landlord and may be applied by Landlord in the manner provided in Paragraph 8.

26. SUBORDINATION.

    Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and unless otherwise elected by Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project (or any part thereof), this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, or the land upon which the Project is situated, or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Tenant acknowledges that Landlord shall have the right to subordinate or cause to be subordinated this Lease to any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor in interest to Landlord, at the option of such successor in interest under the terms and conditions of this Lease. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably requested by Landlord any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or Deed of Trust.

27. NOTICE.

    Any notice, demand, request, consent, approval or communication desired by either party or required to be given, shall be in writing and served either personally or sent by prepaid certified first class mail, return receipt requested, addressed as set forth in Subparagraph 1(b) and 1(c). Either party may change its address by notification to the other party. Notice shall be deemed to be communicated 48 hours from the time of mailing, or at the time of service as provided in this Paragraph 27.

28. WAIVER.

    No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including, without limitation, acceptance of the keys to the Premises, shall constitute acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of this Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

29. LIMITATION OF LIABILITY.

    In consideration of the benefits accruing hereunder, Tenant and all successors and assigns of Tenant covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

    (a) The sole and exclusive remedy against Landlord shall be against the Landlord's interest in the Building;

    (b) No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

    (c) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

                                       15
December 16, 1995

    (d) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

    (e) No judgment may be taken against any partner of Landlord;

    (f) Any judgment taken against any partner of Landlord may be vacated and set aside at any time after the fact;

    (g) No writ of execution will ever be levied against the assets of any partner of Landlord;

    h) The obligations under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, or the partners, directors, officers or shareholders of the partners of Landlord, and Tenant shall not seek recourse against any such persons or entities of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and

    (i) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

    Tenant agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

30. FORCE MAJEURE.

    Neither Landlord nor Tenant shall have any liability whatsoever to the other party Tenant on account of (a) the inability or delay of such party in fulfilling any of such party's obligations under this Lease by reason of strike, other labor trouble, governmental restrictions, controls or inaction, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's such party's reasonable control. The Landlord shall have no liability whatsoever to Tenant on account of any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Project with electricity or water, or for any other reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation, that time period shall be extended by the period of any delay in Landlord's or Tenant's performance, as applicable, caused by any of the events of force majeure described above. Nothing in this Paragraph 30 shall result in a delay in the Commencement Date or excuse Tenant from paying rent as and when due under this Lease.

31. PROFESSIONAL FEES.

    (a) If Landlord should engage any professional including, without limitation, attorneys, appraisers, accountants, environmental or other consultants for the purpose of bringing suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, including, without limitation, any action brought by Tenant against Landlord for recovery of any sum due under this Lease in connection with a breach of this Lease by Landlord, or for other relief against Landlord hereunder, then all costs and expenses including, without limitation, actual professional fees such as appraisers', accountants', attorneys' and other consultants' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency fees charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease.

    (b) If Landlord is named as a defendant in any suit brought against Tenant (by no fault of Landlord) in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit including, without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees.

32. EXAMINATION OF LEASE.

    Submission of this instrument for examination or signature by Tenant shall not create a binding agreement between Landlord and Tenant nor shall it constitute a reservation or option to lease on the part of Tenant and this instrument shall not be effective as a lease and shall not create any obligations on the part of Landlord or Tenant until this Lease has been validly executed by, and delivered to, both Landlord and Tenant.

33. ESTOPPEL CERTIFICATE.

    (a) Within ten (10) business days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement, ("Estoppel Certificate") in a form substantially similar to the form of Exhibit E attached hereto or in such other form as Landlord's lender or purchaser may reasonably require, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, stating the nature and date of such modifications), (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 33 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Project or any interest therein.

                                       16
December 16, 1995

    (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance (unless Landlord has knowledge to the contrary). Tenant's failure to deliver said statement to Landlord within ten
(10) business days of receipt, shall constitute a default under this Lease and Landlord may, at Landlord's option, terminate this Lease.

34. RULES AND REGULATIONS.

    Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit F, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of said Rules and Regulations.

35. LIENS.

    Tenant shall, within ten (10) days after receiving notice of the filing of any mechanic's lien for material or work claimed to have been furnished to the Premises on Tenant's behalf or at Tenant's request, discharge the lien or post a bond equal to the amount of the disputed claim with a bonding company reasonably satisfactory to Landlord. If Tenant posts a bond, it shall contest the validity of the lien with all due diligence. Tenant shall indemnify, defend and hold Landlord harmless from any and all losses and costs incurred by Landlord as a result of any such liens attributable to Tenant. If Tenant does not discharge any lien or post a bond for such lien within such ten (10) day period, Landlord may discharge such lien at Tenant's expense and Tenant shall promptly reimburse Landlord for all costs incurred by Landlord in discharging such lien including, without limitation, attorney's fees and costs and interest on all sums expended at the maximum interest rate permitted by law. Tenant shall provide Landlord with not less than ten (10) days prior written notice of its intention to have work performed at or materials furnished to the Premises so that Landlord may post appropriate notices of non-responsibility.

36. MISCELLANEOUS PROVISIONS.

    (a) Time of Essence. Time is of the essence of each provision of this Lease.

    (b) Successor. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Paragraph 21 herein.

    (c) Landlord's Consent. Any consent required by Landlord under this Lease must be granted in writing and may be withheld by Landlord in its sole and absolute discretion, unless otherwise expressly provided herein. Landlord shall act in good faith.

    (d) Commissions. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for the broker identified in Subparagraph 1(p). If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, Tenant shall be solely responsible for the payment of any fees due said person or firm and Tenant shall hold Landlord free and harmless and indemnify and defend Landlord from any liabilities, damages or claims with respect thereto, including attorneys fees and costs.

    (e) Landlord's Successors. In the event of a sale or conveyance by Landlord of the Project, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease. Prior to sale or conveyance by the Landlord of the Project, the Landlord shall notify a buyer or prospective buyer of Tenant's Lease in the Premises and shall request (but Landlord shall not be required to obtain) a non-disturbance agreement in favor of Tenant from the new buyer. Provided that the Tenant is not in default under this lease or the Security Deposit has been previously withheld, Landlord shall transfer the Security Deposit to the new buyer.

    (f) Prior Agreement or Amendments. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

    (g) Recording. Tenant shall not record this Lease nor a short form memorandum thereof without the consent of Landlord. Landlord may record a short form memorandum of this Lease and Tenant shall execute and acknowledge such form if requested to do so by Landlord.

    (h) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect.

    (i) No Partnership or Joint Venture. Nothing in this Lease shall be deemed to constitute Landlord and Tenant as partners or joint venturers. It is the express intent of the parties hereto that their relationship with regard to this Lease and the Premises be and remain that of lessor and lessee.

                                       17
December 16, 1995

  (j) Interpretation. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Tenant, the obligations imposed upon Tenant shall be joint and several as to all persons or entities constituting Tenant. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

    (k) Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust, mortgagee, or ground lessor covering the Premises, and shall offer such beneficiary, mortgagee, or ground lessor, a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, or in the event of a ground lessor, by appropriate judicial action, if such should prove necessary to effect a cure. As of the commencement of this Lease, there is no beneficiary of a deed of trust, mortgage or ground lessor. In the event of a beneficiary of a deed of trust, mortgagee, or ground lessor, the name and address shall be provided to Tenant by Landlord.


IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

Landlord: Hopkins Brothers,                      Tenant: VidaMed, Inc.,
          a California general partnership               a Delaware Corporation


By:                                              By:
    ----------------------------------               ---------------------------
            Howard V. Hopkins
Its:        Managing Partner                     Print Name   James A. Heisch
    ----------------------------------                      --------------------
                                                 Its:  President and Chief
                                                       Executive Officer
                                                       -------------------------
    Date:                                        Date:
         -----------------------------                 -------------------------

                                       18
December 16, 1995

                                    Exhibit A

                      BUILDING FLOOR PLAN SHOWING PREMISES






                                       19
December 16, 1995

                                    Exhibit B


                                PROJECT SITE PLAN







                                       20
December 16, 1995

                                    Exhibit C
                              WORK LETTER AGREEMENT


THIS WORK LETTER AGREEMENT is entered into as April 3, 1997 by and between Hopkins Brothers ("Landlord") and VidaMed ("Tenant").

RECITALS:

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A attached to the Lease.

B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent applicable) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

1. Premises Design/Landlord Work. Landlord shall provide the following at its sole cost and expense:
    a) Install carpet (32oz), pad and rubber base throughout existing office areas. Colors to be selected by Tenant. Tenant shall be permitted to substitute vinyl coated tile ("VCT"), provided there is no additional cost to Landlord or delay in completion of Landlord's work hereunder.
    b) Paint all existing offices. Color to be selected by Tenant.
    c) Replace all damaged or stained ceiling tiles. Repair damaged doors and walls.
    d) Deliver the Premises in a fully operational condition and in good working order, including HVAC, doors, roll up doors, outlets, electrical lighting, and plumbing.

2. Completion Schedule. Except for Punch-List items the work noted above will be completed prior to, delivery of space by Landlord to Tenant, and Tenant shall not interfere with Landlord's work.

3. Other Tenant Requirements. Tenant Alterations shall be executed by the Tenant in accordance with Paragraph 16 of this Lease.

4. Force Majeure. Landlord shall have no liability whatsoever to Tenant on account of the inability or delay of Landlord to fulfill any of Landlord's obligations under this Work Letter Agreement by reason of strike, other labor trouble, inclement weather, acts of God, governmental restrictions, controls or inaction, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Work Letter Agreement specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above.

IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the date first written above.

Landlord: Hopkins Brothers,                      Tenant: VidaMed, Inc.,
          a California general partnership               a Delaware Corporation


By:                                              By:
    ----------------------------------               ---------------------------
            Howard V. Hopkins
Its:        Managing Partner                     Print Name   James A. Heisch
    ----------------------------------                      --------------------
                                                 Its:  President and Chief
                                                       Executive Officer
                                                       -------------------------
    Date:                                        Date:
         -----------------------------                 -------------------------

                                       21
December 16, 1995

                                    Exhibit D
                           NOTICE OF LEASE TERM DATES

To:    VidaMed                                             Date:   _____________
------------------------------------
       46107 Landing Parkway
------------------------------------
       Fremont,  CA 94538

Re: Lease dated April 3, 1997, by and between Hopkins Brothers, Landlord, and VidaMed, Tenant, concerning 46107 Landing Parkway, Fremont, California.

Gentlemen:

    In accordance with the subject Lease, we wish to advise and/or confirm as follows:

    2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease the Term of the Lease shall commence as of May 1, 1997 for a term of 61 months, ending on May 31, 2002.

    3. That in accordance with the subject Lease, rent commenced to accrue on May 1, 1997.

    4. If the Commencement Date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

    5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to Hopkins Brothers, c/o SARES REGIS Group at 2815 Whipple Road, Hayward, CA 94587

    6. Tenant's obligation to pay monthly installments of Annual Basic Rent will be waived for a period of one (1) month months beginning on May 1, 1997 and ending on May 31, 1997 in accordance with this Lease.

    7. The number of Rentable Square Feet contained within the Premises for all purposes of this Lease is 35,136 rentable square feet.

    8. Tenant's Percentage, based upon the number of Rentable Square Feet contained within the Premises and the Building, is 74.85%.

AGREED AND ACCEPTED

LANDLORD: Hopkins Brothers, a California General Partnership

By:
            --------------------

Its:
            --------------------

Date:
            --------------------


TENANT: VidaMed, Inc., a Delaware Corporation

By:
            --------------------

Print Name: James A Heisch
            --------------------
Its:        President
            --------------------
Dated:
            --------------------


                                       22
December 16, 1995

                                    Exhibit E

                           TENANT ESTOPPEL CERTIFICATE


The  undersigned,  ____________________,  a  ____________________,   ("Tenant"),
hereby certifies to ____________________, a ____________________, as follows:


1. Attached hereto is a true, correct and complete copy of that certain lease dated __________________, 19__, between ____________________, a
____________________ ("Landlord") and Tenant (the "Lease"), which demises premises located ____________________ (the "Premises).

    The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2. The Term of the Lease commenced on ____________________, 19__.

3. The Term of the Lease shall expire on ____________________, 19__.

4. The Lease has: (Initial one):

_____ (______) not been amended, modified, supplemented, extended, renewed or assigned.

_____ (______) been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto:

5. Tenant has accepted and is now in possession of said premises.

6. Tenant acknowledges that the Lease will be assigned to _________________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of ____________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7. The amount of fixed monthly rent is $____________________.

8. The amount of security deposits (if any) is $____________________. No other security deposits have been made, except for a Letter of Credit in the amount of $____________________.

9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date.

10. To Tenant's actual knowledge, all work required to be performed by Landlord under the Lease has been completed.

11. To Tenant's actual knowledge, there are no defaults on the part of the Landlord or Tenant under the Lease.

12. As of the date hereof, Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies except as provided in the Lease. All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified

The foregoing certification is made with the knowledge that ____________________ is about to fund a loan to Landlord or ____________________ is about to purchase the Project (or part thereof) from Landlord and that ____________________ is relying upon the representations herein made in funding such loan or in purchasing the Project (or part thereof).

IN WITNESS THEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of ____________________, 19__.

TENANT: _____________________, a
        ________________________

By: ____________________________

Print Name: ____________________
Its: ___________________________

By: ____________________________

Print Name: ____________________
Its: ___________________________

                                  SAMPLE ONLY
                              (Not for Execution)

                                       23
December 16, 1995

                                    Exhibit F

                              RULES AND REGULATIONS


    This Exhibit is hereby attached to and made a part of the Lease dated April 3, 1997, by and between Hopkins Brothers, as Landlord and VidaMed as Tenant for the Premises known as 46107 Landing Parkway, Fremont, CA 94538.

    1. Tenant and the operations and activities of Tenant shall not cause or permit any disturbing noises or objectionable odors to be produced upon or to emanate from the Premises.

    2. Tenant shall not block or obstruct any of the entries, passages, doors, or sidewalks of the Project, or place, empty, or throw any rubbish, litter, pallets, or material of any nature into such areas, or permit such areas to be used at any time except for the ingress and egress of Tenant.

    3. All trash, rubbish or litter removed from the Premises by Tenant shall be placed only in such areas and/or receptacles as may be designated or provided by Landlord.

    4. Tenant shall not store any materials, equipment, products, pallets, etc., outside the Premises without the prior written consent of Landlord.

    5. Tenant shall have the nonexclusive use in common with Landlord, other tenants, their guests and invitees, of the automobile surface parking areas, subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord shall have the right to designate parking areas for use of the Project's tenants and their employees.

    6. Tenant shall not leave vehicles parked in the Project's parking areas overnight. Subject to reasonable advance notice, Landlord reserves the right to tow any vehicle parked overnight, without prior approval, at the vehicle owner's expense.

    7. Subject to the provisions of Paragraph 11 of this Lease, no sign, placard, picture, advertisement, name or notice shall be displayed, painted, or affixed by Tenant in or on any part of the Building or the Premises without the prior written consent of Landlord and then only of such color, size, character, style, material, installation and in such places as shall be approved and designated by Landlord.

    8. Tenant shall not use the Project or the Premises for housing, lodging, or sleeping purposes. No immoral or unlawful purpose will be allowed in or on any portion of the Project.

    9. No birds, fowl, or animals shall be brought into or kept in or about the Premises without the prior written consent of Landlord.

    10. Landlord shall have the right to control and operate the common areas of the Project, as well as facilities and areas furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

    11. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

    12. Canvassing, soliciting, distribution of handbills or any other written material and peddling on or about Project are prohibited, and each tenant shall cooperate to prevent the same.

    13. The only window treatment permitted for the windows in the Premises is that installed by or approved in writing by Landlord. If Landlord objects to any curtains, blinds, shades, screens, hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

    14. Tenant shall not do or permit anything to be done in any Premises, or bring or keep anything therein which will in any way increase the rate of fire insurance on the Building or Project (unless such increase is paid by Tenant and is approved by Landlord, in its sole discretion) or on property kept therein or obstruct or interfere with the use of the Premises for their intended purposes or with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department or with any insurance policy upon the Building or Project or any part thereof, or cause a cancellation of or otherwise affect any fire or other insurance on the Building or Project or conflict with any of the rules and ordinances of the Department of Health. Unless approved by Landlord, no kerosene, gasoline, oil, acids, caustics or any other inflammable or combustible fluid, explosive or hazardous material shall be used or kept in or about any premises, nor shall any method or heating or air conditioning be used for any premises other than that approved by Landlord. In the event any use or activity shall lead to an increase in fire or other insurance premiums payable on the insurance obtained by Landlord, or insurance procured by an individual tenant, the party causing such increase shall be liable for payment of the same to Landlord or such individual tenant, as the case may be. Tenant understands and agrees that the vehicle of any tenant, or a vehicle belonging to any employee, licensee, invitee, agent, client or visitor of a tenant or occupant, obstructing any unauthorized area, particularly in areas designated by specially painted curbs such as fire lane areas, may be towed away at the Tenant's risk and expense.

    15. No tenant shall install any radio or television antenna, loudspeaker or other devise on the roof or exterior walls of the Building. No television, radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.
                                       24

    16. Landlord will not be responsible for lost, stolen or damaged personal property, equipment, money, merchandise or any article from the Premises or common areas regardless of whether loss, theft, or damage occurs when the Premises are locked against entry or not.

    17. Any damage done to the Project or the Premises in any way by the movement of furniture, equipment, or merchandise within, into or out of the Project or the Premises by Tenant's servants, subtenants, agents, employees, visitors or invitees shall be the responsibility of and paid by Tenant.

    18. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation or any of the Rules and Regulations of the Project.

    19. Landlord shall have the right, exercisable upon 30 days notice, without notice and without liability to any tenant, to change the name or street address of the Building or the Project. Such notice is not required if address change is beyond the reasonable control of Landlord.

    20. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements, and conditions of any lease of premises in the Project.

    21. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

    22. Landlord reserves the right to amend or repeal these Rules and Regulations and to make such other Rules and Regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Project and for the preservation of good order therein.

    23. Tenant shall be responsible for the observance of all the foregoing rules by Tenant's employees, subtenants, agents, clients, customers, invitees and guests.

    24.  For the  purposes  of the  foregoing  Rules and  Regulations,  the term
"Tenant"  shall  include  Tenant's  agents,  subtenants,   employees,  servants,
licensees, invitees, clients and visitors.



----------------------------------           -----------------------------------
Landlord Initials                            Tenant Initials


                                       25
December 16, 1995

                                   Exhibit G

                            PROJECT SIGNAGE CRITERIA


All signs require written approval of Landlord, subject to the terms and conditions of this Lease.


Temporary signs (such as banners, balloons, kiosks, A-frame signs) of any kind are strictly prohibited.




                                       26
December 16, 1995

                                    Exhibit H

                          HAZARDOUS MATERIALS ADDENDUM

This Exhibit H is hereby attached to and made part of the Lease dated April 3, 1997, by and between Hopkins Brothers, as Landlord, and VidaMed, as Tenant, for the Premises known as 46107 Landing Parkway, Fremont, CA 94538.

1. Tenant shall not cause or permit any Hazardous Materials to be brought upon, stored, used, generated, released into the environment or disposed of on, in, under or about the Premises, the Common Areas or any other portion of the Project by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Landlord, in its sole and absolute discretion, may consent to Tenant's generation, storage or use of Hazardous Materials on or in the Premises provided Tenant demonstrates to Landlord, in its sole and absolute judgment, that such Hazardous Materials (in incidental quantities) are necessary to or required as part of Tenant's business and will be generated, used, kept, stored and/or disposed of in a manner that complies with all laws regulating any such Hazardous Materials and with good business practices, and provided that Tenant first obtains the written consent of Landlord and the owner(s) and/or operator(s) of the Common Areas, if any, and provided further that Tenant indemnifies Landlord, and any owner(s) and operator(s) of the Common Areas from any and all liability with respect to such Hazardous Materials as more particularly described below. Following Landlord's acceptance of Exhibit I and after commencement of the Lease, the Tenant may, through its ordinary course of business, use and store additional Hazardous Materials not included on Exhibit I, subject to the following conditions: a) the Hazardous Material must be necessary to Tenant's specific use of the Premises, b) the Hazardous Material shall not create an unreasonable risk to the Project, increase insurance rates (unless Tenant agrees to pay all such costs), change the occupancy of the Premises or Project or create additional regulation of the Premises by any entity, c) not less than 15 days prior to the presence of the proposed Hazardous Material being brought onto the Premises, the Tenant must complete any updated
Exhibit I, provide copies of all permits, a copy of a Hazardous Material Business Plan (or equivalent as required by local regulations), provide copies of Materials Safety Data Sheets, and all disposal manifests for any existing or contemplated Hazardous Material, and d) the quantities of materials shall not exceed reasonable amounts for the permitted use, as stated in Paragraph 1.d of the Lease, and contemplated at the commencement of the Lease, and e) the Tenant shall at all times use, keep, store, dispose of, and handle all such Hazardous Materials consistent with good and prudent business practices, and in full compliance with all laws and regulations. Notwithstanding the foregoing, the Tenant shall not be permitted in to install storage tanks or sumps at or on the Project. Upon the expiration or sooner termination of this Lease, Tenant covenants to remove from the Premises and/or the Project, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials, which are brought upon, stored, used, generated or released into the environment by Tenant, its agents, employees, contractors or invitees. To the fullest extent permitted by law, Tenant hereby indemnifies Landlord and agrees to hold Landlord, the Premises and the Project free and harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, diminution in the value of the Premises or the Project, damages for the loss or restriction on use of rentable space or of any amenity of the Premises, the Common Areas or any other portion of the Project, and sums paid in settlement of claims, attorneys' fees consultant fees and expert fees) which arise during or after the Lease Term directly or indirectly from the presence of Hazardous Materials on, in or about the Premises or any other portion of the project which is caused or permitted by Tenant, its agents employees, contractors or invitees. This indemnification by Tenant or Landlord and any owner(s) and operator(s) of the Common Areas includes, without limitation, any and all costs incurred in connection with any investigation of site conditions or any clean up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of such Hazardous Material in, on or about the Premises, the Common Areas or the soil or ground water on or under the Project or any portion. Tenant shall promptly notify Landlord of any release of Hazardous Materials in the Premises, the Common Areas or any other portion of the Project which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes including (A) those materials identified in Sections 66680 through 66685 and Sections 66693 through 66740 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time, (B) those materials defined in Section 25501(j) of the California Health and Safety Code, (C) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, any agency of the State of California or any agency of the United States Government, (D) asbestos, (E) petroleum and petroleum based products, (F) urea formaldehyde foam insulation, (G) polychlorinated biphenyls ("PCBs"), and (H) freon and other chlorofluorocarbons.

2. Tenant shall promptly notify Landlord of, and shall promptly provide Landlord with true, correct, complete and legible copies of, all of the following environmental items relating to the Premises which may be filed or prepared by or on behalf of, or delivered to or served upon, Tenant: reports filed pursuant to any self-reporting requirements, reports filed pursuant to any applicable laws or this Lease, all permit applications, permits, monitoring reports, workplace exposure and community exposure warnings or notices and all other reports, disclosures, plans or documents (even those which may be characterized as confidential) relating to water discharges, air pollution, waste generation or disposal, underground storage tanks or Hazardous Materials.

3. In addition to Tenant's routine reporting obligations described in Paragraph 2 above, Tenant shall promptly notify Landlord of, and shall promptly provide Landlord with true, correct, complete and legible copies of, all of the following environmental items relating to the Premises which may be filed or prepared by or on behalf of, or delivered to or served upon, Tenant: all orders, reports, notices, listings and correspondence (even those which may be considered confidential) of or concerning the release, investigation of, compliance, clean up, remedial and corrective actions, and abatement of Hazardous Materials whether or not required by any applicable laws, including, but not limited to, reports and notices required by or given pursuant to any applicable laws, and all complaints, pleadings and other legal documents filed against Tenant related to Tenant's use, handling storage or disposal of Hazardous Materials. In the event of a release of any Hazardous Materials in, on or about the Premises or the Project, Tenant shall promptly provide Landlord with copies of all reports and correspondence with or from all governmental agencies, authorities or any other persons relating to such release.

4. Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord a Hazardous Materials Questionnaire (the "Hazardous Materials Questionnaire") in the form of Exhibit I, and Tenant shall certify to Landlord all

                                       27
December 16, 1995
information contained in the Hazardous Materials Questionnaire as true and correct to the best of Tenant's knowledge and belief. The completed Hazardous Materials Questionnaire shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, generated or used or disposed of on, in, under or about the Premises for the twelve-month period prior to and after each Disclosure Date, or which Tenant intends to store, generate, use or dispose of on, under or about the Premises. At Landlord's option, Tenant's disclosure obligations under this Paragraph 4 shall include a requirement that Tenant update, execute and deliver to Landlord the Hazardous Materials Questionnaire, as the same may be modified by Landlord from time to time.

5. Landlord and Landlord's agents and employees shall have the right, but not the obligation, to inspect, investigate, sample and/or monitor the Premises, including any soil, water, groundwater or other sampling, and any other testing, digging, drilling or analyses, at any time to determine whether Tenant is complying with the terms of this Exhibit H, and in connection therewith, Tenant shall provide Landlord with full access to all relevant facilities, records and personnel. If Tenant is not in compliance with any of the provisions of this Exhibit H, Landlord and Landlord's agents and employees shall have the right, but not the obligation, without limitation upon any of Landlord's other rights and remedies under this Lease, to immediately enter upon the Premises and to discharge Tenant's obligations under this Exhibit H at Tenant's expense, notwithstanding any other provision of this Lease. Landlord and Landlord's agents and employees shall endeavor to minimize interference with Tenant's business but shall not be liable for any such interference. All sums reasonably disbursed, deposited or incurred by Landlord in connection therewith, including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord, as an item of additional rent, on demand by Landlord, together with interest thereon at the maximum interest rate permitted by law from the date of such demand until paid by Tenant.

6. If there has been a release, or suspected release (as evidenced by reasonable documentation provided by Landlord), of Hazardous Materials by the Tenant in the Premises or the Project, or if Landlord reasonably believes that Tenant is in violation of any Hazardous Material laws, regulations or any provision of this Exhibit H, Landlord, at Tenant's sole cost and expense, shall have the right, but not the obligation, to join and participate in any legal proceedings or actions initiated in connection with any claims or causes of action arising out of the storage, generation, use or disposal by Tenant, its agents, employees, contractors or invitees, of Hazardous Materials in, on, under, from or about the Premises or any other portion of the Project. If the presence of any Hazardous Materials in, on, under or about the Premises or any other portion of the Project caused or permitted by Tenant, its agents, employees, contractors, sublessees or invitees, results in (i) injury to any person, (ii) injury to or any contamination of the Premises or (iii) injury to or contamination of any real or personal property wherever situated, Tenant, at its sole cost and expense, shall promptly take all actions necessary to return the Premises or such other portion of the Project, to the condition existing prior to the introduction of such Hazardous Materials to the Premises and to remedy or repair any such injury or contamination. Notwithstanding the foregoing, Tenant shall not, without Landlord's prior written consent, take any remedial action in response to the presence of any Hazardous Materials in, on, under or about the Premises or any other portion of the Project, or enter into any settlement agreement, consent decree or other compromise with any governmental agency with respect to any Hazardous Materials claims; provided, however, Landlord's prior written consent shall not be necessary in the event that the presence of Hazardous Materials in, on, under or about the Premises or any other portion of the Project (i) poses an immediate threat to the health, safety or welfare of any individual or (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action.

7. Promptly upon the expiration or sooner termination of this Lease, Tenant shall represent to Landlord in writing that (i) Tenant has made a diligent effort to determine whether any Hazardous Materials are in, on, under or about the Premises or any other portion of the Project, and (ii) no Hazardous Materials exist in, on, under or about the Premises or any other portion of the other than as specifically identified to Landlord by Tenant in writing. To ensure performance of Tenant's obligations under this Paragraph 7, Landlord may, at any time within one (1) year of the expiration of the Term, or upon the occurrence of an Event of Default by notice to Tenant, require that Tenant promptly commence and diligently prosecute to completion an environmental evaluation of the Premises or any other portion of the Project. In connection therewith, Landlord may require Tenant, at Tenant's sole cost and expense, to immediately hire an outside consultant satisfactory to Landlord to perform a complete environmental audit of the Premises or any other portion of the Project, an executed copy of which shall be delivered to Landlord within thirty
(30) days after landlord's request therefor. If Tenant or the environmental audit discloses the existence of Hazardous Materials in, on, under or about the Premises or any other portion of the Project, Tenant shall, at Landlord's request, immediately prepare and submit to Landlord within thirty (30) days after such request a comprehensive plan, subject to Landlord's approval, specifying the actions to be taken by Tenant to return the Premises or any other portion of the Project to the condition existing prior to the introduction of such Hazardous Materials. Upon Landlord's approval, of such clean up plan, Tenant shall, at Tenant's sole cost and expense, without limitation on any rights and remedies of Landlord under this Lease, immediately implement such plan and proceed to clean up Hazardous Materials in accordance with all applicable laws and as required by such plan and this Lease.

8. Tenant's obligations under the provisions hereof shall not extend to any claim, judgment, damage, penalty, fine, cost, remediation, liability, or loss, caused by or resulting from any Hazardous Material which is or was brought upon, stored, used, generated or released into the environment by someone other than Tenant, its agents, employees, officers, contractors, consultants, invitees, sublessees or assigns prior to, during or subsequent to the commencement of the Term of this Lease. Landlord, to Landlord's actual knowledge, without any duty of independent inquiry, represents that: (a) the Landlord has not stored, generated or released Hazardous Materials in the Project, provided however, that the foregoing representation shall not apply to Hazardous Materials used in connection with Landlord's normal maintenance and operation of the Project, including, but not limited to, the HVAC equipment, and (b) the Landlord has received no written notice regarding the presence of Hazardous Materials in the Premises.

9. The provisions of this Exhibit H shall survive any termination of this Lease.


-------------------------------                     ----------------------------
Landlord's Initials                                 Tenant's Initials

                                       28
December 16, 1995

                                   Exhibit I

                       HAZARDOUS MATERIALS QUESTIONNAIRE


This questionnaire is designed to solicit information regarding your proposed use of hazardous or toxic materials. Please complete the questionnaire and return it to Tom Sheaff, SARESoREGIS Group, 2815 Whipple Road, Union City, CA 94587 for evaluation. If your use of materials or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management.

Your cooperation in this matter is appreciated. If you have any questions do not hesitate to call us for assistance.

I. PROPOSED LESSEE OR TENANT

VidaMed, Inc. a Delaware Corporation
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

(Corporation, Individual, Corporate or Individual DBA, or Public Agency)
     Corporation
--------------------------------------------------------------------------------
Standard Industrial Classification Code (SIC) none
                                              ----------------------------------

Street Address 1380 Willow Road, Menlo Park, California, 94025
               -----------------------------------------------------------------
--------------------------------------------------------------------------------

City, State, Zip Code
Contact Person & Title: John Hendrick - Chief Operating Officer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Telephone Number: (415) 328-8781    Facsimile Number: (415) 328-8784
                   -------------                       -------------

II. LOCATION AND ADDRESS OF PROPOSED LEASE

Address  46107 Landing Parkway, Fremont, California, 94538
         -----------------------------------------------------------------------
--------------------------------------------------------------------------------


III.     DESCRIPTION OF PROPOSED FACILITY USE

Describe proposed use and operation of Premises including principal products or service to be conducted at facility: Sales, storage, distribution, offices, marketing, light manufacturing, prototype machine shop, research and development for the manufacture of medical devices.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Does the operation of your business involve the use, generation, treatment, storage, transfer or disposal of hazardous wastes or materials? Yes _XXX_ No ____. If yes, or if your SIC code number is between 2000 to 4000, please complete Section IV.

IV. PERMIT DISCLOSURE

Does the operation of your business require permits, license or plan approval from any of the following agencies?

XXXXX U.S. Environmental Protection Agency (Cal 000156960 = EPA identification number)

_______City or County Sanitation District

_______State Department of Health Services

_______U.S. Nuclear Regulatory Commission

_______Air Quality Management District

_______Bureau of Alcohol, Firearms and Tobacco

_______City or County Fire Department

_______Regional Water Quality Control Board

Indicate permit or license numbers, issuing agency and expiration date or renewal date, if applicable.

See above
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                       29
December 16, 1995

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If your answer is yes to any of the above questions  please complete  Sections V and VI.


V. HAZARDOUS MATERIALS DISCLOSURE

Will any hazardous or toxic materials or substances be stored on site? Yes ____ No ____. If yes, please describe the materials or substances to be stored, quantities and proposed method of storage (i,e. , drums, aboveground or underground storage tanks, cylinders, other), and whether the material is a Solid (S), Liquid (L) or Gas (G):

                                                              Quantity On A
      Material                    Storage Method              Monthly Basis

 Blasocut 2000                    55 gallon drum                 1 drum
 (machining cutting fluid)
--------------------------------------------------------------------------------
 Solder flux                       fire cabinet          1 five gallon container
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Attach additional sheets if necessary.

Is any facility modification required or planned to mitigate the release of toxic or hazardous substance or wastes into the environment? Yes ____ No _XX_. If yes, please describe the proposed facility modifications:
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--------------------------------------------------------------------------------

VI. HAZARDOUS WASTE DISCLOSURE

Will any hazardous waste, including recyclable waste, be generated by the operation of your business? Yes ____ No _XXX_. If yes, please list the hazardous waste which will be generated at the facility, its hazard class and volume/frequency of generation on a monthly basis.

        Waste Name              Hazard Class               Volume/Month

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Attach additional sheets if necessary.

If yes, please also indicate if any such wastes are to be stored within the Premises and the proposed method of storage (i.e., drums, aboveground or underground storage tanks, cylinders, other).

Waste  Name                     Storage  Method

Material in (V.) above are stored in as safety cabinet. The large volume Blasocut drum is stored in the machine shop in a 55 gallon drum.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------


If yes, please also describe the method(s) of disposal for each waste. Indicate where disposal will take place and method of transportation to be used:

As waste  containers  become  2/3 full,  the  following  company  is  contacted:
Safe-Way Chemical Company, 599 West Taylor, No., 2, San Jose, CA 95110-1835. Phone 408-292-9289.
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Is any treatment or processing of hazardous wastes to be conducted  onsite?  Yes
____   No _XXX_.  If yes, please describe proposed treatment/processing methods:

                                       30
December 16, 1995

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Which agencies are  responsible  for monitoring and evaluating  compliance  with respect to the storage and disposal of hazardous materials or wastes at or from the Premises?

(Please list all agencies)

San Mateo County Environmental Health Division
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Have there been any agency enforcement actions regarding the company facilities, or any existing company facilities, or any past, pending or outstanding administrative orders or consent decrees? Yes ____ No _XXX_. If yes, have there been any continuing compliance obligations imposed on your company as a result
of  decrees  or  orders?   Yes  ____  No  _XXX_.   If  yes,   please   describe:
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Has the company  been the  recipient  of requests  for  information,  notice and demand letters, cleanup and abatement orders, or cease and desist orders or other administrative inquiries? Yes ____ No _XX_. If yes, please describe:
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Are there any pending citizen  lawsuits,  or have any notices of violations been provided to the company or any existing facilities pursuant to the citizens suit provisions of any statute? Yes ____ No _XX_. If yes, please describe:

Have  there  been  any   previous   lawsuits   against  the  company   regarding
environmental concerns? Yes ____ No _XX_. If yes, please describe how these lawsuits were resolved?

Has an environmental audit ever been conducted at any of your company's existing facilities? Yes ____ No ____. If yes, please describe:

2/20/97 - San Mateo County Environmental Health Division
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Does your company carry environmental  impairment insurance? Yes ____ No ___. If yes, what is the name of the carrier and what are the effective periods and monetary limits of such coverage?
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This Hazardous  Materials  Questionnaire is certified as being true and accurate and has been completed by the party whose signature appears below on behalf of Tenant as of the date set forth below.


Signature ____________________________________________________

Print Name ___________________________________________________

Title ________________________________________________________

Dated ________________________________________________________


                                       31
December 16, 1995

                                   Exhibit J

                                  EARLY ENTRY


         This Lease Rider is attached to and made a part of that certain lease dated April 3, 1997 (the "Lease") between Hopkins Brothers, Landlord and VidaMed, Inc., Tenant.

         Notwithstanding the fact that the Term of this Lease has not commenced, Landlord hereby agrees that from and after the date hereof and until the commencement of the Term of this Lease and prior to the completion of Landlord's work of construction, if any portion of the Premises may be occupied by Tenant without interfering with Landlord's work of construction, upon written request by Tenant to Landlord Tenant may elect to enter upon the Premises following not less than seven (7) days prior written notice to Landlord in order to install trade fixtures and equipment, commence construction of any improvements, and commence operations within the Premises which are to be constructed by Tenant at Tenant's sole cost and expense (collectively, "Tenant's Finishing Work"). Such entry by Tenant for the purpose of construction of Tenant's Finishing Work shall be subject to all of the conditions set forth in this Rider.

         (i) Landlord's Direction. Tenant, together with its employees, agents, independent contractors, suppliers and any other personnel under Tenant's control ("Tenant's Personnel") installing Tenant's Finishing Work on the Premises, shall be subject to and shall work under the direction of Landlord and Landlord's general contractor. If, in the sole judgment of Landlord, Tenant's Personnel and/or the work that is being performed by Tenant's Personnel shall interfere with Landlord's construction work or shall detrimentally affect Landlord's ability to comply with its commitments for completing its improvements on the Premises or cause labor difficulties, Landlord shall have the right to order Tenant's early entry to cease on twenty-four (24) hours written notice to Tenant, and if Landlord so requires in connection therewith because such items are interfering with Landlord's work of construction, Tenant shall have Tenant's Personnel remove all tools, equipment and materials from the Premises.

         (ii) Lease Terms Apply. Tenant agrees that any such early entry shall be subject to all of the terms and conditions of this Lease except for those relating to the payment of rent and other monetary obligations which have a specific commencement time, which provisions shall become applicable in accordance with the terms of this Lease.

         (iii) Utility Charges. Tenant agrees to pay to the Landlord on request all utility charges for service to the Premises reasonably allocated to Tenant by Landlord as a result of Tenant's early entry on the Premises and a delay in transfer of utilities to Tenant's name.

         (iv) Rent. Notwithstanding Subparagraph (ii) above, if Tenant shall use a portion of the Premises for the operation of its regular business prior to the Commencement Date, then Tenant shall advise Landlord of such use and shall be charged only Additional Rent, utilities and services to the Premises.

         (v) Not Possession. Tenant's early entry to carry out Tenant's Finishing Work shall not be deemed a taking of possession of the Premises by Tenant for the purpose of either setting the Commencement Date or signaling the substantial completion of the Tenant Improvements which are to be constructed by Landlord.

         (vi) Insurance. Prior to any entry upon the Premises by Tenant or Tenant's personnel, Tenant shall pay for and provide to Landlord certificates evidencing the existence and amounts of liability insurance carried by Tenant, which coverage shall comply with the provisions of the Lease relating to insurance.

         (vii) Laws. Tenant and Tenant's Personnel shall comply with all applicable laws regulations, permits and other approvals required to perform Tenant's Finishing Work or by Tenant's early entry on the Premises.

         (viii) Indemnity. Tenant shall indemnify and save Landlord and the Premises harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, without limitation, attorneys' fees and legal costs) arising out of the use, construction, or occupancy of the Premises by Tenant or Tenant's Personnel arising from or relating to such early entry.



----------------------------                     -------------------------------
Landlord's Initials                              Tenant's Initials

December 16, 1995

                                   RIDER ONE
                     OPTION TO EXTEND AT MARKET RENTAL RATE

This Lease Rider Two is attached to and made a part of that certain Lease dated April 3, 1997 (the "Lease") by and between Hopkins Brothers, a California General Partnership ( "Landlord") and VidaMed Inc., a Delaware Corporation, as ("Tenant").

(a) Option. Provided Tenant is not in default under the terms of the Lease, or would be in default but for the passage of time or the giving or notice, or both, Landlord hereby grants to Tenant one (1) option ("Extension Option") to extend the Term of the Lease for a period of five (5) years ("Option Period") upon and subject to the terms and conditions set forth hereinbelow. If Tenant desires to exercise its Extension Option granted herein, Tenant shall deliver to landlord written notice of such election ("Extension Notice") not later that one hundred eighty (180) days nor earlier that three hundred sixty (360) days prior to the expiration of the initial term of this Lease.

(b) Proper Exercise. Despite a timely exercise by Tenant, Tenant's Extension Option shall not be deemed to be properly exercised if at the end of the initial Term of the Lease Tenant is in default of any of the terms, covenants or conditions of the Lease. Provided Tenant properly exercises the Extension Option, the Term of the Lease shall be extended for the Option Period, and all of the terms, covenants, and conditions of the Lease shall remain unmodified and in full force and effect during the Option Period, except that the Annual Basic Rents shall be modified as set forth in Subparagraphs (c) and (d) below.

(c) Rent. The Annual Base Rent payable during the Option Period shall be the fair market rental value of the Premises, as determined herein. The fair market rental value of the Premises shall be determined by landlord based on prevailing market rentals then being paid for similar space in the projects comparable to the Project in the Fremont area. Provided Tenant has paid for the installation of the Clean Room, the Fair Market Value for this Extension Option shall consider the Premises as if the Clean Room is not present. Landlord shall use its best efforts to provide Tenant with written notice of its determination the fair market rental value of the Premises within thirty (30) days (but in no event later that sixty (60) days) after the earlier of (I) Landlord's receipt of Tenant's Extension Notice and (ii) the last day upon which Tenant's Extension Notice could be given, as required in Subparagraph (a) above. Tenant shall have fifteen (15) days ("Tenant Review Period") after receipt of Landlord's notice of the new Annual Basic Rent within which to accept such new Annual Basic Rent or to reasonably object thereto in writing. If Tenant fails to respond to Landlord within Tenant's Review Period, Tenant shall conclusively be deemed to have approved of the new Annual Basic Rent determined by Landlord. In the event Tenant objects to the fair market rental value submitted by Landlord, landlord and Tenant shall attempt to agree upon the fair market rental value for the Premises, using their best good faith efforts. If Landlord and Tenant fail to reach agreement on the fair market value of the Premises within fifteen (15) days following the expiration of Tenant's Review Period (the "Outside Agreement Date"), then the fair market rental value for the Premises shall be determined by arbitration in accordance with Subparagraph (d) below.

(d) Arbitration. Landlord and Tenant shall each, within fifteen (15) days of the Outside Agreement Date, appoint one arbitrator who shall by profession be a real estate appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the appraisal of commercial properties in the Fremont area. The two arbitrators so appointed shall, within fifteen (15) days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

     The determination of the three arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted fair market rental value for the Premises is the closet to the actual fair market rental value for the Premises as determined by the arbitrators, taking into account the requirements of Subparagraph (c) above. Once the three arbitrators have been selected, Landlord and Tenant shall, each submit to the arbitrators their respective determinations of the fair market rental value of the Premises. The three arbitrators shall, within thirty (30) days of the submittal of Landlord's and Tenant's determinations of the fair market value of the Premises, reach a decision as to whether the e parties shall use Landlord's or Tenant's submitted fair market rental value as the Annual Basic Rent, and shall notify Landlord and Tenant of their decision. Such decision shall be based upon the projected prevailing fair market rental value for similar space in projects similar to the Project in the Fremont area. The decision of the majority of the three arbitrators shall be binding upon landlord and Tenant.

     If either Landlord or Tenant fails to appoint an arbitrator within the time period set forth above, the arbitrator appointed by one of them shall reach a decision in accordance with this Subparagraph (d), notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant. If the two arbitrators fail to agree upon and appoint a third arbitrator, both arbitrators shall be dismissed and the matter shall be decided by submission the arbitration under the provision of the American Arbitration Association. All costs of arbitration shall be shared equally by Landlord and Tenant. The arbitrators shall not be affiliated with either party.



Notwithstanding the foregoing provisions of this Lease Rider One, in no event shall the Annual Basic Rent during the Option Period be less that the Annual Basic Rent payable by Tenant during the last full month of initial Term of this Lease or the last full month of the preceding Option Period, as applicable.


--------------------------                    --------------------------
Landlord's Initials                           Tenant's initials




                                       33
December 16, 1995

                              RIGHT OF FIRST OFFER
                             TO LEASE ADJACENT SPACE



This Rider No. 2 is attached to and made a part of that certain Lease, dated April 3, 1997 between Hopkins Brothers, a California General Partnership, as Landlord and VidaMed Inc., a Delaware Corporation, as Tenant, for the Premises known as 46107 Landing Parkway, Fremont, California. The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Lease Rider shall supersede an inconsistent or conflicting provisions of the Lease.

Provided Tenant is not in default under the terms of the Lease, or would be in default but for the passage of time or the giving or notice, or both, if rentable space within the Building adjacent to the Premises in the approximate amount of 11,808 square feet ("Adjacent Space") shall become available for leasing by other than the existing tenant(s), said Adjacent Space shall be made available to Tenant to lease, on a one (1) time basis only, upon the terms and conditions hereinafter set forth ("Right of First Offer"). If at any time during the Term of the Lease any Adjacent Space becomes available, Landlord shall, prior to making the Adjacent Space available to other third parties, first deliver written notice of such availability to Tenant and the terms upon which Landlord is willing to lease such space to Tenant ("Landlord's Notice"). For a period of three (3) business days following Tenant's receipt of Landlord's Notice, Tenant shall have the first opportunity to lease the Adjacent Space upon the terms and conditions set forth in Landlord's Notice by delivering to Landlord within said three (3) business day period written notice ("Election Notice") of its election to exercise its Right of First Offer. If Tenant fails or elects not to exercise its Right of First Offer granted pursuant to this paragraph within said three (3) business day period, the Right of First Offer shall automatically terminate without further action of the parties, and Landlord shall be free to lease the Adjacent Space to any third party upon such terms and conditions as Landlord desired. If Tenant timely and properly exercises its Right of First Offer as hereinabove provided, Tenant shall, within five(5) days after receipt from Landlord enter into a new lease with Landlord upon Landlord's then current standard lease form for the Building, which new lease incorporates the terms set forth in Landlord's Notice with respect to the Adjacent Space. If Tenant fails to execute and deliver such new lease within said five (5) day period, the Right of First Offer shall automatically terminate without further action of the parties, and Landlord shall be thereafter free to lease the Adjacent Space to any third party upon such terms and conditions as Landlord desires.

Tenant's Right of First Offer is personal to Tenant, is not transferable, and may not be exercised by or assigned to any person or entity other than Tenant, and shall terminate and be of no further force or effect upon any assignment of the Lease or subletting of the Premises.



---------------------------                      ---------------------------
Landlord Initials                                Tenant Initials

                                       34
December 16, 1995